SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 20, 1999
                        (Date of earliest event reported)



                              UNIVERSAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



          Virginia                      1-652                    54-0414210
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                     Identification No.)


       1501 North Hamilton Street
           Richmond, Virginia                                23230
(Address of Principal Executive Offices)                  (Zip Code)


               Registrant's telephone number, including area code:
                                 (804) 359-9311


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Item 5.      Other Events.

             The press release issued by the Registrant on September 20, 1999 attached hereto as Exhibit 99 is incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)     Exhibits.

             No.               Description
             ---               -----------

             99 Press Release Announcing Universal Leaf North America reports flood damage from Hurricane Floyd.*

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*Filed Herewith



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     UNIVERSAL CORPORATION
                                          (Registrant)



Date:  September 21, 1999              By:   /s/ George C. Freeman III
                                         ---------------------------------------
                                           George C. Freeman III
                                           Assistant Secretary
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                                  Exhibit Index


Exhibit
Number                              Document
------                              --------

  99 Press Release Announcing Universal Leaf North America reports flood damage from Hurricane Floyd.*

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*Filed Herewith